UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2025

OPEN LENDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39326	84-5031428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 S. MoPac Expressway

Suite 450

Austin, Texas 78746

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 512-892-0400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LPRO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Principal Financial Officer and Principal Accounting Officer

Pursuant to the terms of the transition services agreement previously disclosed in Open Lending Corporation’s (the “Company”) Current Report on Form 8-K filed on March 31, 2025, Mr. Charles Jehl’s position as interim Chief Financial Officer terminated on June 29, 2025. Mr. Jehl will continue to serve as a non-employee director on the Company’s Board of Directors (the “Board of Directors”).

On June 29, 2025, the Board appointed the Company’s Chief Executive Officer, Jessica Buss, as the Company’s principal financial officer and principal accounting officer both on an interim basis, effective as of the same date. Ms. Buss will not receive any additional compensation in connection with these interim roles. Ms. Buss’ biographical information was previously disclosed in the Company’s proxy statement for its 2025 annual meeting of stockholders, as filed with the Securities and Exchange Commission on April 10, 2025, which information is incorporated herein by reference.

Ms. Buss does not have any family relationship with any director or executive officer of the Company or person nominated or chosen by the Company to become a director or executive officer, there is no arrangement or understanding between her and any other person(s) pursuant to which she was appointed as interim principal financial officer and interim principal accounting officer, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

As previously disclosed, the Board has initiated a comprehensive search process to identify a permanent successor to the Chief Financial Officer role at the Company. Ms. Buss will continue to serve in the permanent roles of the Chief Executive Officer and executive chairman of the Board and as interim principal financial officer and interim principal accounting officer while this process is underway.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN LENDING CORPORATION

By:	/s/ Matthew S. Stark
Name:	Matthew S. Stark
Title:	Chief Legal and Compliance Officer

Date: June 30, 2025

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